American Beacon Small Cap Value Fund

Supplement dated March 7, 2025 to the Summary Prospectus, dated March 1, 2025

The Board of Trustees (“Board”) of American Beacon Funds (the “Trust”), at the recommendation of American Beacon Advisors, Inc. (“AmBeacon”), has approved a new investment advisory agreement among AmBeacon, Westwood Management Corp. (“Westwood”), and the Trust, on behalf of the American Beacon Small Cap Value Fund (the “Fund”). Additionally, the Board has approved, at the recommendation of AmBeacon, the termination of Newton Investment Management North America, LLC (“NIMNA”) as sub-advisor to the Fund immediately. Westwood is expected to begin managing a portion of the assets of the Fund on or about March 28, 2025. Accordingly, the following changes are made to the Fund’s Summary Prospectus, as applicable:

A.	Effective March 7, 2025, all references and information relating to NIMNA in the Fund’s Summary Prospectus are deleted.

B.	Effective on or about March 28, 2025, the following changes are made:

1)	On page 6 of the Summary Prospectus, under the heading “Fund Summaries – American Beacon Small Cap Value Fund – Management – Sub-Advisors,” the first paragraph is deleted and replaced with the following:

The Fund’s assets are currently allocated among the following investment sub-advisors:

•	Barrow, Hanley, Mewhinney & Strauss, LLC
•	Brandywine Global Investment Management, LLC
•	DePrince, Race & Zollo, Inc.
•	Hotchkis and Wiley Capital Management, LLC
•	Westwood Management Corp.

2)	On page 7 of the Summary Prospectus, under the heading “Fund Summaries - American Beacon Small Cap Value Fund - Portfolio Managers,” the following is added directly below the information regarding Hotchkis and Wiley Capital Management, LLC:

Westwood Management Corp.	William E. Costello, CFA Senior Portfolio Manager Since 2025 Frederic G. Rowsey, CFA Portfolio Manager Since 2025	Matthew R. Lockridge Senior Portfolio Manager Since 2025 Jordan Latimer, CFA Portfolio Manager Since 2025

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